UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2003

ParthusCeva, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-49842	77-0556376
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2033 Gateway Place, Suite 150, San Jose, California 95110

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 514-2900

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)    Exhibits

The Exhibit filed as part of this Current Report on Form 8-K is listed on the Exhibit Index immediately preceding such Exhibits, which Exhibit Index is incorporated herein by reference. The document listed on such Exhibit Index is being filed as an exhibit herewith.

Item 9.    Regulation FD Disclosure.

On June 6, 2003, ParthusCeva, Inc. (the “Registrant”) issued a press release announcing the appointment of Chet Silvestri as Chief Executive Officer of the Registrant. A copy of this press release is attached hereto as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARTHUSCEVA, INC.

(Registrant)

Date: June 9, 2003	By: /s/ Chester J. Silvestri

Name: Chester J. Silvestri

Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.                 Description

99.1             Press Release dated June 6, 2003.